Exhibit 99.1

Nasdaq: GRYP October 2024

www.GryphonDigitalMining.com Disclaimer This presentation (“Presentation”) is being issued by Gryphon Digital Mining Inc . (the “Company”, “Gryphon” or “Gryphon Digital Mining”) for information purposes only . The content of this Presentation has not been approved by any securities regulatory authority . Reliance on this Presentation for the purpose of engaging in any investment activity may expose an individual to a significant risk of losing all of the property or other assets invested . This Presentation is not an admission document, prospectus or an advertisement and is being provided for information purposes only and does not constitute or form part of, and should not be construed as, an offer or invitation to sell or any solicitation of any offer to purchase or subscribe for any securities of the Company in Canada, the United States or any other jurisdiction . Neither this Presentation, nor any part of it nor anything contained or referred to in it, nor the fact of its distribution, should form the basis of or be relied on in connection with or act as an inducement in relation to a decision to purchase or subscribe for or enter into any contract or make any other commitment whatsoever in relation to any securities of the Company . No representation or warranty, express or implied, is given by or on behalf of the Company, its directors, officers and advisors or any other person as to the accuracy, sufficiency or completeness of the information or opinions contained in this Presentation and no liability whatsoever is accepted by the Company, its directors, officers or advisors or any other person for any loss howsoever arising, directly or indirectly, from any use of such information or opinions or otherwise arising in connection therewith . Forward - Looking Statements Certain statements contained in this Presentation constitute “forward - looking information” or “forward - looking statements” (collectively, “forward - looking statements”) within the meaning of applicable United States securities laws relating to, without limitation, expectations, intentions, plans and beliefs, including information as to the future events, results of operations and the Company’s future performance (both operational and financial) and business prospects . In certain cases, forward - looking statements can be identified by the use of words such as “expects”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, “plans”, “seeks”, “projects” or variations of such words and phrases, or state that certain actions, events or results “may” or “will” be taken, occur or be achieved . Such forward - looking statements reflect the Company’s beliefs, estimates and opinions regarding its future growth, results of operations, results of litigation, future performance (both operational and financial), and business prospects and opportunities at the time such statements are made, and the Company undertakes no obligation to update forward - looking statements if these beliefs, estimates and opinions or circumstances should change . Forward - looking statements are necessarily based upon a number of estimates and assumptions made by the Company that are inherently subject to significant business, economic, competitive, political and social uncertainties and contingencies . Forward - looking statements are not guarantees of future performance . In particular, this Presentation contains forward - looking statements pertaining, but not limited, to : expectations regarding the price of bitcoin and sensitivity to changes in such prices ; industry conditions and outlook pertaining to the bitcoin and cryptocurrency market ; expectations respecting future competitive conditions ; expectations regarding future government regulation, industry activity levels ; beliefs about future power rates based upon historical rates, and the Company’s objectives, strategies and competitive strengths . By their nature, forward - looking statements involve numerous current assumptions, known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to differ materially from those anticipated by the Company and described in the forward - looking statements . With respect to the forward - looking statements contained in this Presentation, assumptions have been made regarding, among other things : current and future prices for bitcoin ; future global economic and financial conditions ; current and future regulatory and legal regimes, demand for bitcoin and the product mix of such demand and levels of activity in the cryptocurrency finance markets and in such other areas in which the Company may operate, and supply and the product mix of such supply ; the accuracy and veracity of information and projections sourced from third parties respecting, among other things, current finance markets and proposed changes to those markets, supply and demand ; and, where applicable, each of those assumptions set forth in the footnotes provided herein in respect of particular forward - looking statements . 2

www.GryphonDigitalMining.com Disclaimer A number of factors, risks and uncertainties could cause results to differ materially from those anticipated and described herein including, among others : volatility in market prices and demand for bitcoin ; effects of competition and pricing pressures ; risks related to interest rate fluctuations and foreign exchange rate fluctuations ; changes in general economic, financial, market and business conditions in the industries in which bitcoin are used ; alternatives methods to cryptocurrency ; increases in power rates and changing demand for bitcoin ; potential conflicts of interests ; actual results differing materially from management estimates and assumptions . These and other risks and uncertainties are more fully described in the Company’s periodic filings with the SEC, including the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2023 . You should not place undue reliance on these forward - looking statements, which are made only as of the date hereof or as of the dates indicated in the forward - looking statements . Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in its forward - looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended . There can be no assurance that forward - looking statements will materialize or prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements . The forward - looking statements contained in this Presentation are expressly qualified by this cautionary statement . Readers should not place undue reliance on forward - looking statements . These statements speak only as of the date of this Presentation . Except as may be required by law, the Company expressly disclaims any intention or obligation to revise or update any forward - looking statements or information whether as a result of new information, future events or otherwise . Trademarks This presentation includes trademarks of Gryphon, which are protected under applicable intellectual property laws and are the property of Gryphon or its subsidiaries . This presentation also includes other trademarks, trade names and service marks that are the property of their respective owners . Solely for convenience, in some cases, the trademarks, trade names and service marks referred to in this proxy statement/prospectus are listed without the applicable ®, and SM symbols, but they will assert, to the fullest extent under applicable law, their rights to these trademarks, trade names and service marks . 3

www.GryphonDigitalMining.com Target Capitalization • Strong asset base: existing infrastructure has 28MW of power for ~9k machines • Low energy costs: <$0.03 cost/ KwH • Growing revenue: Approximately $13M in mining of BTC produced in 1H 2024 – avg. BTC price $57,628 • Compelling breakeven cost: 1H 2024 per BTC $38,286/BTC* • Solid balance sheet to support growth: $5M of debt • Leading partnerships: strategic alliance with one of the largest digital currency data centers in the world • Performance driven: f ocused on execution, revenue generation, and profitability • Track Record of Success: experienced leadership team • Market Opportunity: we believe we are poised capitalize on rapid growth opportunities in cloud computing 4 Building a leader in cloud computing for Bitcoin Mining and AI Hosting Investment Highlights *The Company defines Breakeven cost per Bitcoin as (a) Cost of Revenues (excluding depreciation) divided by (b) total bitcoin ge nerated and received from the hashrate contributed to the mining pool operator. See Appendix: Non - GAAP Reconciliations.

www.GryphonDigitalMining.com Target Capitalization 5 Industry leading management team Management Team • Former CFO, Marathon Digital Holdings • Oversaw market cap growth from $500 million to $8 billion over 12 months • Former CFO, Las Vegas Monorail Company • Former Senior Auditor, BDO & RSM Sim Salzman CFO • CEO, Falcon International, one of the largest private cannabis companies in California • Former COO & EVP, E*Trade Bank and other senior roles at E*Trade Financial • Former President of Harvest Health & Recreation Inc., which was acquired for $2.1 billion Steven Gutterman CEO & Director

www.GryphonDigitalMining.com Target Capitalization 6 Compelling Pedigreed Leadership Heather Cox Independent Director Board of Directors • Member of the Board of Directors, NRG Energy • Former Chief Digital Health and Analytics Officer, Humana • Former Chief Technology and Digital Officer, USAA • Former CEO of Citi FinTech, Citigroup • Former Director, Corporate Strategy & Business Development at The Walt Disney Company • Led Netflix Content Strategy & Analysis in EMEA • Former Management Consultant at Booz & Co. Dan Tolhurst Director Jimmy Vaiopoulos, CPA, CA Chairman • Partner, CFO and Co - Founder - Stack Capital Group Inc. • CFO and Interim CEO - Hut 8 Mining • CFO - UGE International Ltd. • Audit and Deal Advisory roles - KPMG • Portfolio Manager at Anchorage Digital • Board Member at RepairBit • Director, Credit at NYDIG • Associate at ING Capital, • Investment Banking BMO Capital Markets Dan Grigorin Director

www.GryphonDigitalMining.com Target Capitalization 7 Compelling Pedigreed Leadership • Member of the Board of Directors, Nu Energy & OARO • Former Founder, Chair of the Board, and CEO of Akerna • Inc. Top 100 Female Founder and Fortune’s Most Promising Woman Entrepreneur Board of Directors Jessica Billingsley Independent Director • Former CFO, Riot Blockchain • Former Managing Director, Head of Metals & Mining Research, Cantor Fitzgerald • Current Board Member: Fission Uranium and Ur - Energy • Member: Young Presidents Organization (YPO) Rob Chang Director • Globally renowned blockchain thought - leader, having co - authored 40 laws in the US to promote and protect blockchain businesses • Current Member of the Congressional Standing Committee on Blockchain, Fintech and Digital Innovation for Wyoming • Keynote speaker on blockchain, data & privacy for governments, corporate training & universities Brittany Kaiser Independent Director

www.GryphonDigitalMining.com Target Capitalization October 2020 : Company Founded April 2021 : Purchased 7,200 S19j Pro miners from Bitmain June 2021 : Hosting agreement signed with CoinMint LLC for 23 MW of carbon - neutral energy August 2021 : Gryphon secures a 22.5% Net Operating Profit Royalty via management services fee with a third - party bitcoin miner on all of its blockchain operations 1 September 2021 : First machines deployed and generating bitcoin December 2022 : Gryphon achieves self mining hashrate of 0.72 EH/s Jan/Feb/ Mar/May/ Jul/Aug/ Sept/Nov/ Dec 2022 : Gryphon ranks at or tied for first in bitcoin efficiency vs. publicly disclosing peers June 2023 : Gryphon expands self mining hashrate to 0.86 EH/s with acquisition of upgraded S19j Pro+ machines and expansion to 28 MW at CoinMint Jan/Feb/ Apr/May/ Jun/Aug/ Sept/Oct/ Nov 2023 : Gryphon ranks at or tied for first in bitcoin efficiency vs. publicly disclosing peers Feb 9, 2024 : Merger with Akerna Closed. Nasdaq: GRYP Aug 20, 2024 : agreement to acquire an operating 2.9MW facility with ~ 1 cent power 8 Substantial Growth in 4 Short Years Company Overview - History 1 Royalty partner has purported to terminate this arrangement and has taken back possession of its blockchain operations. Gryph on is pursuing litigation to recover damages for breach of the agreement in the amount of $30 million and while Gryphon is confident it will prevail, no assurance can be given as to the timing, the res ult or the ability to recover damages.

www.GryphonDigitalMining.com Target Capitalization 9 Multiple opportunities in the US and Canada Low-Cost Power Focus

www.GryphonDigitalMining.com Target Capitalization • Hydro - powered host in an economic opportunity zone • Direct cost pass - through with profit sharing model • $38,286/BTC breakeven cost* • Gryphon has secured 28 MW of power for its ~9,000 machines • Hosting and profit share structure reduces capital investment and financial risk 10 Partnering with one of the largest digital currency data centers in the world 28 MW Hydro - Powered Energy *H1/2024. See Appendix: Non - GAAP Reconciliation.

www.GryphonDigitalMining.com Target Capitalization Expanding Our Core Bitcoin Mining Operations » Focus on efficiency and maximizing profitability through low - cost energy » Strategic acquisition of high - performing assets Evaluating AI Hosting Services » Leverage mining infrastructure » Capitalize on the growing demand for AI computing power 11 Two - Pronged Growth Strategy

Contact: james@haydenir.com Nasdaq: GRYP

www.GryphonDigitalMining.com Target Capitalization 13 Appendix: Non - GAAP Reconciliations Breakeven Costs (i.e.. Cost to mine one bitcoin) The Company defines Breakeven Cost per Bitcoin as (a) Cost of Revenues (excluding depreciation) divided by (b) total bitcoin gen erated and received from the hashrate contributed to the mining pool operator. The Company mined approximately 84 and 187 Bitcoin, respectively for the quarter ended June 30, 2024 and 2023, respectively. The breakeven analysis is an operational metric that does not take capital expenditures or financing mechanics into consideration. The calculation only considers direct operational costs, such as electricity and hosting. The m ini ng equipment was originally financed primarily through equity capital raises and cash flows resulting from the sale of bitcoin generating by m ini ng operations. Value of one mined bitcoin The Company defines Value of one mined bitcoin as total Mining Revenues divided by total Bitcoin mined during each respective ye ar. Mining Revenues $ 4,963,000 $ 4,940,000 $ 6,309,000 $ 7,490,000 $ 5,515,000 $ 13,005,000 Bitcoin mined 187 176 164 142 84 226 Value of one mined bitcoin $ 26,540 $ 28,068 $ 38,470 $ 52,746 $ 65,914 $ 57,628 Cost of Revenues (excluding depreciation) $ 2,823,000 $ 3,982,000 $ 3,920,000 $ 4,837,000 $ 3,803,000 $ 8,640,000 Cost to mine one bitcoin $ 15,096 $ 22,625 $ 23,902 $ 34,063 $ 45,452 $ 38,286 Total Bitcoin Equivalent Coins Generated (Total BTC Equiv)* 200 185 165 142 84 226 Breakeven of Total BTC Equiv $ 14,115 $ 21,501 $ 23,813 $ 34,063 $ 45,452 $ 38,286 Note* Represents activity through June 30, 2024 YTD 2024*Q2/24Q1/24Q2/23 Q3/23 Q4/23